Zacks All-Cap Core Fund
Class A Shares
(Ticker Symbol: CZOAX)
Class C Shares
(Ticker Symbol: CZOCX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 4, 2016, to the
Summary Prospectus dated April 4, 2016

Important Notice Regarding Class A Shares

The Board of Trustees of the Trust has approved the Fund’s re-designation of its Class A Shares to Investor Class Shares effective October 31, 2016 (the “Effective Date”). As of the Effective Date, all references to “Class A Shares” in the Summary Prospectus are replaced with “Investor Class Shares”, and the ticker symbol for Investor Class Shares will be “CZOVX”.

The Fund’s Investor Class Shares will have the same fee structure as the Class A Shares, except that the Investor Class Shares will not be subject to a sales charge. As a result, as of the Effective Date, all references to sales charges are deleted with respect to Investor Class Shares. See the “Fees and Expenses of the Fund” table below for more details.

As of the Effective Date, the “Fees and Expenses of the Fund” section in the Summary Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Investor Class Shares	Class C Shares
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[1]
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class Shares	Class C Shares
Management fees	0.90%	0.90%
Distribution and/or service (Rule 12b-1) fees	0.25%	1.00%
Other expenses	0.53%	0.53%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total annual fund operating expenses	1.76%	2.51%
Fees waived and/or expenses reimbursed[2]	(0.03%)	(0.03%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	1.73%	2.48%

[1]	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18.

[2]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.65% and 2.40% of the average daily net assets for Investor Class Shares and Class C Shares of the Fund, respectively. This agreement is in effect until March 31, 2019 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

As of the Effective Date, the information under “Example” in the Summary Prospectus is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$176	$545	$945	$2,065
Class C Shares	$354	$773	$1,327	$2,839

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$251	$773	$1,327	$2,839

As of the Effective Date, the information in the “Performance” section in the Summary Prospectus is deleted in its entirety and replaced with the following:

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.zacksfunds.com, or by calling the Fund at 888-453-4003. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prior to October 31, 2016, the Investor Class Shares of the Fund were designated as Class A Shares. Sales loads applicable to the Class A Shares are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Annual Total Return (before taxes) For Investor Class Shares
For each calendar year at NAV

Investor Class Shares
Highest Calendar Quarter Return at NAV (non-annualized):	12.90%	Quarter Ended 9/30/2009
Lowest Calendar Quarter Return at NAV (non-annualized):	(19.20%)	Quarter Ended 12/31/2008

Average Annual Total Returns for the Periods Ended December 31, 2015
	1 year	5 years	10 years
Return Before Taxes
Investor Class Shares	(0.54)%	10.45%	6.20%
Class C Shares	(2.24)%	9.61%	5.40%
Return After Taxes on Distributions
Investor Class Shares	(1.86)%	9.84%	5.77%
Return After Taxes on Distributions and Sale of Fund Shares
Investor Class Shares	0.78%	8.31%	4.99%
Russell 3000 Index (Reflects no deductions for fees, expenses or taxes)	0.48%	12.18%	7.35%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for Investor Class shares only and after-tax returns for Class C shares will vary. Prior to October 31, 2016, Investor Class Shares were designated as Class A Shares, which were subject to a 5.75% sales charge that is not reflected in the total return figures.

All additional references in the Fund’s Summary Prospectus to the Class A Shares are revised as indicated above.

Please file this Supplement with your records.